                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                           TO THE HOLDERS OF:
BANK OF                         Corporate Band-Backed Certificates
  NEW                           Series 1997-BELLSOUTH-1
  YORK                          Class A-1 Certificates
                                        CUSIP NUMBER: 219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending : January 15, 2002

INTEREST ACCOUNT
Balance as of July 16,2001                                                                                         $0.00
      Schedule Income received on securities............................................                   $1,780,000.00
      Unscheduled Income received on securities.........................................                           $0.00
      Schedule Interest received from Swap Counterparty.................................                           $0.00
      Unscheduled Interest received from Swap Counterparty..............................                           $0.00
      Interest Received on sale of Securties............................................                           $0.00
LESS:
      Distribution to Class A-1 Holders.................................. $1,138,434.00
      Distribution to Swap Counterparty..................................         $0.00
      Trustee Fees.......................................................     $2,250.00
      Fees allocated for third party expenses............................       $750.00
Balance as of January 15,2002                                                   Subtotal                     $638,566.00


PRINCIPAL ACCOUNT
Balance as of July 16,2001                                                                                         $0.00
      Scheduled Principal payment received on securities................................                           $0.00
      Principal received on sale of securities..........................................                           $0.00
LESS:
      Distribution to Class A-1 Holders..................................   $ 638,566.00
      Distribution to Swap Counterparty..................................          $0.00
Balance as of January 15,2002                                                    Subtotal                    $638,566.00
                                                                                  Balance                          $0.00

                UNDERLYING SECURITIES HELD AS OF: January 15,2002
                          $50,000,000 7.12% Debentures
                                    Issued by
                             BELLSOUTH CAP FDG CORP
                              CUSIP# : 079-857-AF5